UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina	28212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Sonic Automotive, Inc. (“Sonic”) is filing this Current Report on Form 8-K to reflect the reclassifications of franchises between discontinued and continuing operations in accordance with the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Although the information in this Current Report is being furnished to the Securities and Exchange Commission (the “Commission”) under Items 2.02 and 9.01 of Form 8-K, we are hereby incorporating this Current Report by reference into our existing and future prospectuses, registration statements and other filings with the Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

During 2004, Sonic sold four franchises and terminated three franchises and as of December 31, 2004 had approved, but not yet completed, the disposition of 24 additional franchises. In accordance with the provisions of SFAS No. 144, the results of operations of these franchises for the years ended December 31, 2002, 2003 and 2004 were reported as discontinued operations in Sonic’s Annual Report on Form 10-K filed for the year ended December 31, 2004.

In the first nine months of 2005, Sonic added 12 additional franchises to assets held for sale, sold six of those franchises and sold eight of the 24 franchises held for sale at December 31, 2004. Therefore, as of September 30, 2005, Sonic had 22 franchises classified as held for sale. In accordance with the provisions of SFAS No. 144, the results of operations of these franchises that were identified for sale subsequent to December 31, 2004 were removed from the results of continuing operations and were included in the results of discontinued operations in Sonic’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005.

This Current Report on Form 8-K updates certain financial information for the years ended December 31, 2002, 2003 and 2004 presented in Items 1, 3, 6, 7, 7A and 15(a) of the 2004 10-K to reflect the reclassifications of franchises to discontinued operations from continuing operations as discussed above. Other reclassifications, including reclassifications made to the consolidated statements of cash flows in accordance with SFAS No. 95, “Statement of Cash Flows”, are described in Note 1 to the consolidated financial statements as presented in Exhibit 99.1 to this Current Report. These reclassifications had no effect on Sonic’s:

•	reported net income or net income per share;

•	statements of stockholders’ equity; and

•	liquidity and capital resources for these periods.

The updated financial information is set forth in Exhibit 99.1 to this Current Report. Unless otherwise noted, the information in this Current Report and the exhibits filed here with is as of the date of this Current Report.

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Item 9.01: Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Reclassified financial information for the years ended December 31, 2002, 2003 and 2004 in accordance with the provisions of SFAS No. 144

99.2	Risk Factors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Greg D. Young
Greg D. Young Chief Accounting Officer (principal accounting officer)

Dated: November 3, 2005

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EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Reclassified financial information for the years ended December 31, 2002, 2003 and 2004 in accordance with the provisions of SFAS No. 144

99.2	Risk Factors

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